Exhibit 99.1

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Acquisition of eFunds ATM Network

24 September 2004

Forward Looking Statements

Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties.  Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein.  These forward-looking statements are based largely on the expectations of TRM Corporation (“TRM”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond TRM’s control.

Acquisition Summary

•                  Includes 17,130 seasoned, non-bank ATMs

•                  15,300 US

•                  1,830 Canada

•                  Diverse and profitable business composition

•                  15,130 merchant owned processing ATMs

(representing approximately 70% of net revenue)

•                  2,000 full placement ATMs

(representing approximately 30% of net revenue)

•                  Balanced customer base

(top 10 accounts represent only 13% of gross revenue)

•                  Favorable geographic distribution

(includes deployment in 50 States and 11 Provinces)

•                  Creates single largest international ATM network

•                  Over 21,500 units deployed in the United States, the United Kingdom and Canada

•                  Acquirer

•                  TRM ATM Corporation, Inc.

•                  TRM Canada Corporation, Inc.

•                  Purchase Price

•                  $150,000,000 USD paid in cash at closing

•                  Closing Date

•                  Fourth Quarter 2004

•                  Funding

•                  Consists of combined debt and equity

•                  $120,000,000 syndicated senior debt underwritten through Bank of America

•                  $30,000,000 of “on-balance sheet” cash

•                  Fairness Opinion

•                  Provided by Banc of America Securities LLC

Acquisition Multiples (12 month trailing)

($ in millions)

		LTM 6/30 2004	Aggregate Consideration $150.0MM Multiple		Tax Affected Consideration $123.0MM Multiple
	Gross Revenue	$133.6	1.1	x	0.9	x
Seller Multiples (12 month trailing - prior to TRM cost savings)

	Net Revenue	$47.6	3. 2	x	2.6	x

	EBITDA	$16.9	8.9	x	7.3	x

Business Segment Impact

	TRM	eFunds	Pro Forma

Net
Revenue
Mix	[CHART]	[CHART]	[CHART]
(1H 2004)
	1H04 Net Revenue = $43.5MM	1H04 Net Revenue = $27.7MM	1H04 Net Revenue = $71.2MM

ATM Net Revenue Performance

1H 2004 Site Productivity Net Revenue/Terminal

[CHART]

Historical Six Quarter Site Productivity Net Revenue/Terminal

[CHART]

ATM Portfolio Distribution

TRM ATMs by Type	eFunds ATMs by Type	Combined ATMs by Type

[CHART]	[CHART]	[CHART]

Total = 4,616	Total = 17,130	Total =21,746

TRM ATMs by Industry	eFunds ATMs by Industry	Combined ATMs by Industry

[CHART]	[CHART]	[CHART]

Total = 4,616	Total = 17,130	Total =21,746

TRM North America	eFunds North America	Combined North America

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

TRM ATMs by Location	eFunds ATMs by Location	Combined ATMs by Location

[CHART]	[CHART]	[CHART]

Total = 4,616	Total = 17,130	Total =21,746

Overview of Managed Services Partnership

TRM Proposed
	Description	eFunds	TRM
ATM Sales & Marketing	Initiate sales calls, branding sales, retention management		☒

Maintenance	First line and second line maintenance		☒

Customer/Site Management	ATM network installation, vendor and telecommunications management, ATM equipment installation, customer-facing contract administration, post-separation network management		☒

Cash Management	Cash replenishment and cash inventory management	☒

Help Desk/ATM Monitoring	Problem diagnosis, incident management, dispute resolution, status and security monitoring	☒

Transaction Processing	Transaction processing, residual payments administration	☒

Significant Revenue Enhancement Opportunities

•                  Account manage low performing full placement sites

•                  Remove and redeploy as new sales are made

•                  Surcharge fee increase

•                  Raise convenience fee from current level of $1.65

•                  Leverage sales force

•                  Adding 20+ employee sales, and 60 active dealers/independent agents

•                  Increased service profit margin

•                  TRM will bill direct to merchant, expect 30% margin increase

Significant Cost Reduction Opportunities

•                  SG&A

•                  Headcount reduction of 60+ people

•                  Corporate allocation

•                  65% reduction in corporate indirect allocation

•                  Processing

•                  50% reduction in processing fees

•                  Vault cash

•                  30% reduction in interest rate

•                  Overall cost reductions

•                  Expected to exceed 30% of $43MM total available costs

Overview of TRM Corporation

TRM ATM Financial Data

Gross Sales (In Millions)	Gross Profit (In Millions)

[CHART]	[CHART]

TRM Corporation Financial Summary

Gross Sales (In Millions)	Gross Profit (In Millions)

[CHART]	[CHART]

TRM Corporation Financial Summary

EBITDA - Quarterly (In Millions)	Net Income - Quarterly (In Millions)

[CHART]	[CHART]

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Acquisition of eFunds ATM Network

24 September 2004

Q&A Session